Dreyfus
Growth and Income
Fund

SEMIANNUAL REPORT
April 30, 1999

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

      Contents
      THE FUND
   2  Letter from the President
   3  Discussion of Fund Performance
   6  Statement of Investments
  11  Statement of Assets and Liabilities
  12  Statement of Operations
  13  Statement of Changes in Net Assets
  14  Financial Highlights
  15  Notes to Financial Statements
  FOR MORE INFORMATION
----------------------
      Back Cover

Dreyfus Growth and
Income Fund
The Fund

LETTER FROM THE PRESIDENT
-------------------------
Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Growth and Income Fund, covering the six-month period from November 1, 1998 through April 30, 1999. Inside, you'll find valuable information about how the Fund was managed during the reporting period, including a discussion with the Fund's portfolio manager, Douglas D. Ramos.

The past six months have been rewarding for many equity investors. Strong economic growth, low inflation and high levels of consumer spending supported continued strength in the stocks of many large companies. The Federal Reserve Board's lowering of short-term interest rates in the fall of 1998 appears to have helped U.S. businesses withstand the effects of economic weakness in Japan, Asia and Latin America. As a result, several major market indices set new records, including the Dow Jones Industrial Average's first-ever close above the 10,000 level. The broader S&P 500 Index and the technology-laden NASDAQ Index also recorded new highs.

Yet, until near the end of the six-month period, the stock market's advance remained relatively narrow, confined to a handful of highly valued growth and technology stocks. In April, however, some previously out-of-favor market sectors rallied strongly, including large-cap cyclical companies as well as some small- and midcap stocks.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Growth and Income Fund.

Sincerely,

/s/Stephen E. Canter

Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 13, 1999

DISCUSSION OF FUND PERFORMANCE
------------------------------
Douglas D. Ramos, Portfolio Manager

How did Dreyfus Growth and Income Fund perform relative to its benchmark?

The Fund produced a strongly positive total return of 17.02% during the six-month period that ended April 30, 1999.1 However, performance fell short of the Standard & Poor's 500 Composite Stock Price Index's (S&P 500) 22.31% total return for the same period.2

We attribute this performance to the rapid recovery of global capital markets in the wake of last summer's decline, a recovery that was especially strong among a narrow group of very large growth stocks. Since the S&P 500 is heavily weighted toward such companies, the Index rose more rapidly than the Fund's portfolio.

What is the Fund's investment approach?

Dreyfus Growth and Income Fund invests primarily in mid-sized and large companies that we believe have above-average growth potential and are attractively valued relative to the S&P 500. We generally avoid the risks associated with market timing by remaining fully invested.

We generally gauge a stock's relative value by looking at its price in relation to the company's business prospects and intrinsic worth, as measured by a wide range of financial and business data. By examining each company's fundamentals, together with economic and industry trends, we typically look for factors that could trigger a rise in the stock's price, such as new competitive opportunities or internal operational improvements.

The result of our approach during the recent six-month period was a portfolio of approximately 75 selected stocks in a variety of industries, some of which showed notable strength throughout the period. The financial industry, which represented the Fund's single largest group of holdings, responded well to the evident health of the U.S. economy and the apparent stabilization of many global economies. The Fund shared in those gains through investments in more

                                                                The Fund     3
than a dozen banking, investment and insurance institutions, including such strong performers as American International Group, Citigroup and Chase Manhattan.

The Fund also invested more heavily than the benchmark in consumer-based industries. Strong consumer demand boosted our holdings in automobile companies, such as General Motors; cruise lines, such as Carnival; and retailers, such as Dayton-Hudson. In the energy industry, companies such as Mobil and BP Amoco A.D.S. climbed in response to industry mergers, production limits instituted by the Organization of Petroleum Exporting Countries
(OPEC), and growing global demand. Several of our technology holdings also rose sharply, including Sun Microsystems. On the other hand, some technology holdings, such as Compaq, performed disappointingly in the face of strong competitive pressures.

What other factors influenced the Fund's performance?

As we mentioned earlier, the steep rise of the benchmark was driven by the performance of an extremely narrow group of companies. During the first three months of the reporting period, only eighteen stocks in the S&P 500 accounted for all of that Index's return. While the Fund benefited from owning several of these stocks, such as International Business Machines and MCI Worldcom, others failed to meet our value-oriented investment criteria. Our performance relative to our benchmark suffered because we did not own these stocks.

However, the last three weeks of the period saw a dramatic shift in investor sentiment in favor of value-oriented stocks. The Fund clearly benefited from this shift, particularly in the traditional value sectors of basic materials, with companies such as Alcoa, and capital goods, with companies such as Tyco International. We took further advantage of the changing investment environment during the final weeks of the period with additional purchases of stocks in these sectors, such as International Paper, Dow Chemical and Alcoa.

Utility stocks did not benefit from this shift in investment sentiment as much as most other traditional value sectors. Although the Fund realized gains from investments in a few particularly strong performers, such as AT&T, others, such as Duke Energy, lost ground during the period.

What is the Fund's current strategy?

By the end of the reporting period, we have adjusted our strategy in an effort to give the Fund added flexibility to hold stocks that are moderately valued relative to the benchmark, as well as those that are undervalued. In the past, our investment discipline often led us to avoid moderately valued stocks with excellent growth potential, or to sell a stock relatively early in its growth cycle, causing the Fund to miss out on subsequent appreciation. We believe this strategy will better position the Fund.

May 13, 1999

1 Total return includes reinvestment of dividends and any capital gains paid.
2 SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.

                                                               The Fund      5

STATEMENT OF INVESTMENTS
April 30, 1999 (Unaudited)

-------------------------------------------------------------------------------
Common Stocks--100.4%                                     Shares       Value ($)
-------------------------------------------------------------------------------
Basic Industries--1.2%
Dow Chemical                                             83,000      10,888,563
International Paper                                     161,000       8,583,312
                                                                     19,471,875
Chemicals--.1%
Rohm & Haas                                              20,400         914,175
Commercial Services--.6%
Fortune Brands                                           41,500      1,639,250
McGraw-Hill Cos.                                        154,400       8,530,600
                                                                     10,169,850
Consumer Durables--6.3%
Black & Decker                                          225,400      12,791,450
Ford Motor                                              560,900      35,862,544
General Motors                                          285,000      25,347,187
Leggett & Platt                                         586,500      13,526,156
Newell Rubbermaid                                       368,100      17,461,743
                                                                    104,989,080
Consumer Non-Durables--3.3%
Anheuser-Busch Cos.                                     251,000      18,354,375
Kimberly-Clark                                          175,000      10,729,687
PepsiCo                                                 466,000      17,212,875
Philip Morris Cos.                                      241,100       8,453,568
                                                                     54,750,505
Consumer Services--5.5%
CBS                                                     113,000       5,148,563
Carnival                                                662,300      27,319,875
Cendant                                               1,437,400  a   25,873,200
Gannett                                                 182,800      12,944,525
McDonald's                                              220,000       9,322,500
Time Warner                                             168,200      11,774,000
                                                                     92,382,663
Electronic Technology--12.2%
Applied Materials                                       142,000  a    7,614,750
Boeing                                                  227,800       9,254,375
Compaq Computer                                         222,000       4,953,375
Ericsson (LM) Telephone, Cl. B, A.D.R.                  129,000       3,483,000
Hewlett-Packard                                         244,600      19,292,825
Intel                                                   584,000      35,733,500
International Business Machines                         198,000      41,419,125

-------------------------------------------------------------------------------
Common Stocks (continued)                                Shares       Value ($)
-------------------------------------------------------------------------------
Electronic Technology (continued)
Lexmark International Group, Cl. A                      174,600  a   21,563,100
Lockheed Martin                                         284,900      12,268,506
Motorola                                                147,000      11,778,375
Northern Telecom                                        124,000       8,455,250
Sun Microsystems                                        138,000  a    8,254,125
Texas Instruments                                       132,000      13,480,500
United Technologies                                      44,500       6,446,938
                                                                    203,997,744
Energy--.2%
Burlington Resources                                     73,000       3,362,563
Energy Minerals--4.6%
Exxon                                                   229,000      19,021,313
Lyondell Petrochemical                                   97,400       1,899,300
Mobil                                                   112,000      11,732,000
Royal Dutch Petroleum, A.D.R                            479,000      28,111,312
Texaco                                                  143,500       9,004,625
USX-Marathon Group                                      242,000       7,562,500
                                                                     77,331,050
Entertainment--.2%
Promus Hotel                                             95,000  a    3,420,000
Finance--18.8%
American Express                                         51,000       6,665,062
American General                                        115,300       8,532,200
American International Group                            177,617      20,858,896
Associates First Capital, Cl. A                         258,000      11,432,625
Bank One                                                153,000       9,027,000
BankAmerica                                             442,400      31,852,800
BankBoston                                              190,000       9,310,000
CIGNA                                                   273,700      23,863,219
Chase Manhattan                                         252,000      20,853,000
Citigroup                                               496,100      37,331,525
Federal Home Loan Mortgage                              329,000      20,644,750
Federal National Mortgage Association                   362,500      25,714,844
First Union                                             175,500       9,718,313
Fleet Financial Group                                   249,000      10,722,563
Household International                                 132,800       6,681,500
Morgan (J.P.)                                            68,000       9,163,000
Morgan Stanley Dean Witter                              211,500      20,978,156

                                                                The Fund     7

STATEMENT OF INVESTMENTS (Unaudited)(continued)


-------------------------------------------------------------------------------
Common Stocks (continued)                                Shares       Value ($)
-------------------------------------------------------------------------------

Finance (continued)
UnionBanCal                                              35,000       1,194,375
Wells Fargo                                             402,000      17,361,375
Xl Capital Limited, Cl. A                               199,900      12,131,431
                                                                    314,036,634
Health Care--1.3%
Astrazeneca                                             422,000      16,520,021
McKesson HBOC                                           125,000       4,375,000
                                                                     20,895,021
Health Services--2.5%
Columbia/HCA Healthcare                                 989,700      24,433,219
Wellpoint Health Networks                               234,700      16,487,675
                                                                     40,920,894
Health Technology--6.1%
American Home Products                                  283,000      17,263,000
Becton, Dickinson                                       174,800       6,500,375
Bristol-Myers Squibb                                    298,000      18,941,625
Johnson & Johnson                                       191,000      18,622,500
Merck & Co.                                             228,000      16,017,000
Pharmacia & Upjohn                                      441,700      24,735,200
                                                                    102,079,700
Industrial Services--.1.3%
Schlumberger                                            180,000      11,497,500
Waste Management                                        175,675       9,925,638
                                                                     21,423,138
Interest Sensitive--.3%
Washington Mutual                                       119,000       4,893,875
Non-energy Minerals--.5%
Alcoa                                                   123,000       7,656,750
Process Industries--1.2%
duPont (E.I.) deNemours & Co.                           131,000       9,251,875
Mead                                                    273,000      11,414,813
                                                                     20,666,688
Producer Manufacturing--10.9%
AlliedSignal                                            444,000      26,085,000
Emerson Electric                                        139,000       8,965,500
General Electric                                        445,000      46,947,500
Honeywell                                               185,000      17,528,750

8


-------------------------------------------------------------------------------
Common Stocks (continued)                                Shares       Value ($)
-------------------------------------------------------------------------------

Producer Manufacturing (continued)
Industrial Flexible Material                            725,000 a,c         --
Ingersoll--Rand                                          98,000       6,780,375
Masco                                                   909,600      26,719,500
Tyco International                                      387,000      31,443,750
Xerox                                                   299,600      17,601,500
                                                                    182,071,875
Railroads--.5%
Burlington Northern Santa Fe                            245,000       8,973,125
Retail Trade--7.6%
American Stores                                         522,900      16,504,031
Dayton Hudson                                           500,000      33,656,250
Federated Department Stores                             363,000 a    16,947,562
Kroger                                                  227,500 a    12,356,094
May Department Stores                                   586,350      23,344,059
TJX Cos.                                                720,200      23,991,663
                                                                    126,799,659
Technology--1.0%
Compuware                                               206,000       5,021,250
NCR                                                     158,000       6,478,000
Silicon Graphics                                        334,500       4,264,875
                                                                     15,764,125
Technology Services--.9%
Computer Associates International                       215,000       9,177,812
Oracle                                                  205,000       5,547,813
                                                                     14,725,625
Transportation--.4%
AMR                                                     101,000       7,051,063
Utilities--12.9%
AT&T                                                    574,500      29,012,250
Bell Atlantic                                           346,000      19,938,250
Coastal                                                 512,800      19,614,600
El Paso Energy                                          192,000       7,056,000
Enron                                                   119,000       8,954,750
GTE                                                     521,000      34,874,438
MCI WorldCom                                            380,700 a    31,288,781
Niagara Mohawk Power                                    181,000       2,420,875
SBC Communications                                      478,600      26,801,600

                                                                The Fund     9

STATEMENT OF INVESTMENTS (Unaudited)(continued)


-------------------------------------------------------------------------------
Common Stocks (continued)                                Shares       Value ($)
-------------------------------------------------------------------------------
Utilities (continued)
Sprint                                                  168,800      17,312,550
Texas Utilities                                         431,800      17,164,050
                                                                    214,438,144
Total Common Stocks
  ($1,388,523,921)                                                1,673,185,821
-------------------------------------------------------------------------------

Common Stocks (continued)                                Shares       Value ($)
-------------------------------------------------------------------------------
Short-Term Investments--1.3%  Amount ($)  Value ($)
U.S. Treasury Bills:
  4.22%, 6/10/1999                                    2,011,000       2,011,279
  4.22%, 7/15/1999                                    4,731,000       4,688,658
  4.25%, 7/22/1999                                    8,673,000 b     8,575,879
Total Short-Term Investments
  (cost $15,280,113)                                                 15,275,816
Total Investments (cost $1,403,804,034)                  101.3%   1,688,461,637
Liabilities, Less Cash and Receivables                    (1.3%)    (21,335,867)
Net Assets                                               100.0%   1,667,125,770

[FN]
a  Non-income producing.
b Partially held by the custodian in a segregated account as collateral for open financial futures positions.
c  Security restricted to public resale:

                          Acquisition  Purchase    Percentage of
Issuer                           Date     Price       Net Assets   Valuation*
-----------------------------------------------------------------------------
Industrial Flexible Material  3/31/93     $5.00            0.00%         Zero

* The valuation of this security has been determined in good faith under the direction of the Board of Directors.


-------------------------------------------------------------------------------
Statement of Financial Futures
April 30, 1999 (Unaudited)
                                     Market Value                    Unrealized
                                          Covered                 (Depreciation)
Financial Futures     Contracts   by Contracts ($)   Expiration   at 4/30/99 ($)
-------------------------------------------------------------------------------
Standard & Poor's 500        31       $10,357,875       June'99        (242,610)

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
April 30, 1999 (Unaudited)

--------------------------------------------------------------------------------------
                                                                  Cost           Value
--------------------------------------------------------------------------------------
Assets ($):
Investments in securities--See Statement of Investments  1,403,804,034  1,688,461,637
Cash                                                                        4,587,296
Receivable for investment securities sold                                  50,065,921
Dividends receivable                                                        1,744,297
Net unrealized appreciation on
  forward currency exchange contracts--Note 4 (a)                             208,099
Receivable for shares of Common Stock subscribed                              113,126
Prepaid expenses                                                              126,044
                                                                        1,745,306,420
--------------------------------------------------------------------------------------
Liabilities ($):
Due to The Dreyfus Corporation and affiliates                               1,711,045
Payable for investment securities purchased                                59,954,698
Payable for shares of Common Stock redeemed                                16,055,551
Payable for future variation margin--Note 4 (a)                                85,250
Accrued expenses                                                              374,106
                                                                           78,180,650
--------------------------------------------------------------------------------------
Net Assets ($)                                                          1,667,125,770
--------------------------------------------------------------------------------------
Composition of Net Assets ($):
Paid-in capital                                                         1,246,466,723
Accumulated undistributed investment income--net                              707,932
Accumulated net realized gain (loss) on investments                       135,330,023
Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions [including
  ($242,610) net unrealized (depreciation) on financial futures]          284,621,092
--------------------------------------------------------------------------------------
Net Assets                                                              1,667,125,770
--------------------------------------------------------------------------------------
Shares Outstanding
  (300 million shares of $.001 par value Common Stock authorized)          85,227,126
--------------------------------------------------------------------------------------
Net Asset Value, offering and redemption price per share ($)                    19.56

See notes to financial statements.

                                                                     The Fund 11

STATEMENT OF OPERATIONS
Six Months Ended April 30, 1999 (Unaudited)

-------------------------------------------------------------------------------
Investment Income ($)
-------------------------------------------------------------------------------
Income:
Cash dividends (net of $85,346 foreign taxes withheld at source)     12,121,747
Interest                                                              3,593,086
Total Income                                                         15,714,833
Expenses:
Management fee--Note 3(a)                                             6,354,049
Shareholder servicing costs--Note 3(b)                                2,170,317
Prospectus and shareholders' reports                                     74,108
Custodian fees--Note 3(b)                                                65,101
Professional fees                                                        42,070
Directors' fees and expenses--Note 3(c)                                  41,072
Registration fees                                                        20,327
Interest expense--Note 2                                                  4,276
Miscellaneous                                                            10,039
Total Expenses                                                        8,781,359
Investment Income--Net                                                6,933,474
--------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments--Note 4:
Net realized gain (loss) on investments:
Long transactions (including foreign currency transactions)          99,910,679
Short sale transactions                                                    (257)
Net realized gain (loss) on forward currency exchange contracts         423,105
Net realized gain (loss) on financial futures                        44,594,483
Net Realized Gain (Loss)                                            144,928,010
Net unrealized appreciation (depreciation) on investments and foreign currency transactions [including ($12,499,048)
  net unrealized (depreciation) on financial futures]               115,348,825
Net Realized and Unrealized Gain (Loss) on Investments              260,276,835
Net Increase in Net Assets Resulting From Operations                267,210,309

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

-------------------------------------------------------------------------------
                                             April 30, 1999          Year Ended
                                                 (Unaudited)   October 31, 1998
-------------------------------------------------------------------------------
Operations ($):
Investment income--net                            6,933,474          18,187,162
Net realized gain (loss) on investments         144,928,010          82,929,950
Net unrealized appreciation (depreciation)
  on investments                                115,348,825          44,244,823
Net Increase (Decrease) in Net Assets
  Resulting from Operatons                      267,210,309         145,361,935
--------------------------------------------------------------------------------
Dividends to Shareholders From ($):
Investment income--net                           (8,146,620)        (17,696,807)
Net realized gain on investments               (102,070,849)       (295,927,118)
Total Dividends                                (110,217,469)       (313,623,925)
--------------------------------------------------------------------------------
Capital Stock Transactions ($):
Net proceeds from shares sold                   374,470,345         816,239,753
Dividends reinvested                            104,923,911         298,840,613
Cost of shares redeemed                        (630,343,135)     (1,198,145,049)
Increase (Decrease) in Net Assets from
  Capital Stock Transactions                   (150,948,879)        (83,064,683)
Total Increase (Decrease) in Net Assets           6,043,961        (251,326,673)
--------------------------------------------------------------------------------
Net Assets ($):
Beginning of Period                           1,661,081,809       1,912,408,482
End of Period                                 1,667,125,770       1,661,081,809
Undistributed investment income--net                707,932           1,921,078
--------------------------------------------------------------------------------
Capital Share Transactions (Shares):
Shares sold                                      20,094,561          44,083,320
Shares issued for dividends reinvested            5,951,148          17,179,545
Shares redeemed                                 (33,775,339)        (64,800,453)
Net Increase (Decrease) in Shares Outstanding    (7,729,630)         (3,537,588)

See notes to financial statements.

                                                                The Fund     13

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Certain information reflects financial results for a single Fund share. Total return shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the Fund's financial statements.

-----------------------------------------------------------------------------------------------
                        Six Months Ended
                          April 30, 1999                       Year Ended October 31,
                              (Unaudited)      1998       1997       1996       1995       1994
-----------------------------------------------------------------------------------------------
Per Share Data ($):
Net asset value, beginning
  of period ($)                    17.87      19.82      20.53      17.96      16.49      16.86
Investment Operations:
Investment income--net               .08        .18        .34        .35        .44        .34
Net realized and unrealized
  gain (loss) on investments        2.83       1.14       1.97       3.05       1.67       (.34)
Total from Investment Operations    2.91       1.32       2.31       3.40       2.11         --
Distributions:
Dividends from investment
  income--net                       (.09)      (.18)      (.37)      (.32)      (.47)      (.33)
Dividends from net realized gain
  on investments                   (1.13)     (3.09)     (2.65)      (.51)      (.17)      (.04)
Total Distributions                (1.22)     (3.27)     (3.02)      (.83)      (.64)      (.37)
Net asset value, end of period     19.56      17.87      19.82      20.53      17.96      16.49
-----------------------------------------------------------------------------------------------
Total Return (%)                   17.02a      7.23      12.97      19.41      13.17        .05
-----------------------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of operating expenses to
  average net assets                 .51a      1.10       1.01       1.02       1.05       1.14
Ratio of interest, expenses and
  dividends on securities sold short
  to average net assets              .00b        --        .01        .01        .01         --
Ratio of net investment income
  to average net assets              .41a       .97       1.67       1.78       2.55       2.18
Portfolio Turnover Rate            65.94a    101.87     129.48     131.30     132.46      97.47
-----------------------------------------------------------------------------------------------
Net Assets, end of period
  ($ x 1,000)                  1,667,126  1,661,082  1,912,408  2,068,453  1,763,371  1,717,733

a  Not annualized.
b  Amount represents less than .01%.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Growth and Income Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended (the Act), as a non-diversified open-end management investment company. The Fund's investment objective is to provide investors with long-term capital growth, current income and growth of income, consistent with reasonable investment risk. The Dreyfus Corporation (the Manager) serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (Mellon). Premier Mutual Fund Services, Inc.
is the distributor of the Fund's shares, which are sold to the public without a sales charge.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

                                                                The Fund     15

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the Fund received net earnings credits of $732 during the period ended April 30, 1999 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the Code). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Lines of Credit:

The Fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings.

The average daily amount of borrowings outstanding under both arrangements during the period ended April 30, 1999 was approximately $171,000, with a related weighted average annualized interest rate of 4.98%.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the Fund's average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended April 30, 1999, the Fund was charged $1,426,071 pursuant to the Shareholder Services Plan.

The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended April 30, 1999, the Fund was charged $485,469 pursuant to the transfer agency agreement.

                                                                The Fund     17

The Fund compensates Mellon under a custody agreement for providing custodial services for the Fund. During the period ended April 30, 1999, the Fund was charged $65,101 pursuant to the custody agreement.

(c) Each Director who is not an affiliated person as defined in the Act receives from the Fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

(a) The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities, financial futures and forward currency exchange contracts during the period ended April 30, 1999:

                                            Purchases              Sales
-------------------------------------------------------------------------------
Long transactions                       1,032,960,236      1,015,461,880
Short sale transactions                       243,301                 --
  Total                                 1,033,203,537      1,015,461,880

The Fund is engaged in short-selling which obligates the Fund to replace the security borrowed by purchasing the security at current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, the Fund will maintain daily, a segregated account with a broker and custodian, of permissible liquid assets sufficient to cover its short position. At April 30, 1999, there were no securities sold short outstanding.

The following summarizes open forward currency exchange contracts at April 30, 1999:

                                        Foreign
                                       Currency                               Unrealized
Forward Currency Exchange Contracts     Amounts  Proceeds ($)    Value ($)  Appreciation ($)
-------------------------------------------------------------------------------------------
Sales:
British Pounds, Expiring 6/25/99      5,371,852    8,793,721    8,639,462           154,259
British Pounds, Expiring 7/15/99      9,521,194   15,364,350   15,310,510            53,840
  Total                                                                             208,099

The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract.

The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the Fund to mark to market on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at April 30, 1999 are set forth in the Statement of Financial Futures.

                                                                The Fund     19

(b) At April 30, 1999, accumulated
net unrealized appreciation on investments, forward currency exchange contracts and financial futures was $284,623,092, consisting of $307,157,629 gross unrealized appreciation and $22,534,537 gross unrealized depreciation.

At April 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

For More Information

Dreyfus Growth and Income Fund
200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Distributor

Premier Mutual Fund Services, Inc.
60 State Street
Boston, MA 02109

To obtain information:

By telephone
Call 1-800-645-6561

By mail  Write to: The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

By E-mail  Send your request to info@dreyfus.com

On the Internet Information can be viewed online or downloaded from: http://www.dreyfus.com

Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value

(C) 1999 Dreyfus Service Corporation  010SA994